Blackstone Strategic Credit 2027 Term Fund

Portfolio of Investments

September 30, 2023 (Unaudited)

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 134.48%
Aerospace & Defense - 6.06%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$4,589,982	$4,538,367
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	6,357,533	5,970,137
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,293,058	1,214,265
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	2,156,379	2,158,945
Dynasty Acquisition Co., Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	464,496	464,110
LSF11 Trinity BidCo, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.50%, 06/14/2030(b)	3,030,537	3,030,537
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	4,584,000	4,188,630
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	7,219,425	7,213,433
Standard Aero, Ltd., First Lien Term Loan, 6M US SOFR + 4.25%, 08/24/2028	199,070	198,904
TransDigm Inc., TLH, First Lien Term Loan, 3M US L + 2.25%, 02/22/2027	291,379	292,096
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	2,850,511	2,855,185
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	1,773,000	1,775,828
		33,900,437

Air Freight & Logistics - 1.93%
Clue Opco LLC, First Lien Term Loan, 6M US SOFR + 4.00%, 09/20/2030	3,750,000	3,668,756
Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 6M US SOFR + 4.18%, 0.75% Floor, 03/24/2026	3,950,000	3,945,339
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	3,243,888	3,199,626
		10,813,721

Automobile Components - 3.15%
Belron Luxembourg Sarl, First Lien Term Loan, 1M US SOFR + 2.85%, 0.50% Floor, 04/18/2029	1,073,663	1,076,180
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	4,291,570	4,062,057
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	4,118,232	4,116,317
First Brands Group LLC, First Lien Term Loan, 6M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	1,873,333	1,853,438
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	4,612,768	4,607,002
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028	1,913,333	1,918,117
		17,633,111

Beverages - 0.68%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	3,912,198	3,820,907

Biotechnology - 0.79%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	4,488,961	4,419,382

Broadline Retail - 0.82%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	4,576,590	4,576,590

Building Products - 4.04%
Chariot Buyer LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	3,291,157	3,246,677
3M US L + 7.51%, 0.50% Floor, 10/31/2029	3,815,047	3,816,248
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	2,061,684	2,017,234
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	3,911,499	3,700,434
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	4,210,864	4,210,864
LHS Borrower, LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 02/16/2029	474,893	433,639

	Principal
	Amount	Value

Building Products (continued)
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	$4,432,132	$4,406,426
Tamko Building Products LLC, First Lien Term Loan, 6M US SOFR + 3.50%, 09/20/2030	739,547	737,240
		22,568,762

Capital Markets - 2.61%
Advisor Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/17/2028	3,529,756	3,532,244
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	4,828,419	4,795,223
Focus Financial Partners LLC, First Lien Term Loan:
1M US SOFR + 3.50%, 06/30/2028	1,575,918	1,576,344
3M US L + 2.50%, 0.50% Floor, 06/30/2028	4,705,165	4,697,237
		14,601,048

Chemicals - 2.66%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	3,225,254	3,219,626
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028	3,044,460	3,010,210
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	2,180,628	2,179,265
Messer Industries LLC Tl, First Lien Term Loan, 3M US SOFR + 2.50%, 03/02/2026	2,939,263	2,940,586
Nouryon USA LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 04/03/2028	3,548,166	3,511,194
		14,860,881

Commercial Services & Supplies - 5.88%
Access CIG LLC, Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 02/27/2026	3,143,115	3,082,877
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	6,016,597	5,821,389
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	4,038,068	4,020,745
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	307,083	305,766
Covanta Holding Corporation, TL, First Lien Term Loan:
1M US SOFR + 3.00%, 11/30/2028	85,029	84,940
1M US SOFR + 3.00%, 11/30/2028	1,133,721	1,132,542
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,675,929
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028	107,290	100,763
Garda World Security Corp., First Lien B-2 Term Loan, 1M US SOFR + 4.25%, 10/30/2026	3,500,936	3,504,385
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/21/2030	2,340,000	2,322,450
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25%, 1.50% PIK, 06/29/2026(c)(d)	1,709,663	359,029
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	3,429,000	3,380,428
TMF Sapphire Bidco B.V., TLB, First Lien Term Loan, 1M US SOFR + 5.00%, 05/03/2028	850,909	853,036
TRC Companies, First Lien Term Loan, 3M US SOFR + 3.75%, 12/08/2028	1,689,701	1,673,336
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	2,088,000	1,983,600
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	3,154,431	2,543,828
		32,845,043

Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	2,330,432	279,652

Construction & Engineering - 1.22%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	4,531,984	4,516,960
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 08/01/2025	1,719,444	1,720,441
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	587,456	562,125
		6,799,526

Construction Materials - 1.28%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 2.625%, 02/01/2027	2,636,305	2,635,857
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	4,511,567	4,508,476
		7,144,333

	Principal
	Amount	Value

Containers & Packaging - 2.10%
Berry Global, Inc., First Lien Term Loan, 3M US SOFR + 1.75%, 07/01/2026	$790,475	$791,349
LABL, Inc., First Lien Term Loan, 1M US SOFR + 5.00%, 10/29/2028	1,646,357	1,643,377
Proampac Pg Borrower LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 11/03/2028	1,453,134	1,448,411
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025	2,666,667	76,667
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	4,606,976	4,598,015
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 03/03/2028	3,241,709	3,186,276
		11,744,095

Distributors - 0.74%
FleetPride, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 09/26/2028(b)	1,251,929	1,240,192
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	2,982,232	2,917,846
		4,158,038

Diversified Consumer Services - 5.32%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	961,481	952,669
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	2,083,207	2,064,114
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(b)(c)	1,435,323	21,530
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	2,894,153	2,861,594
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 1M US SOFR + 2.75%, 0.75% Floor, 09/23/2026	6,509,747	6,507,534
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	2,504,703	2,366,944
Spring Education Group, Inc., TL, First Lien Term Loan, 6M US SOFR + 4.75%, 09/29/2030(b)	1,295,795	1,292,555
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	4,440,337	4,409,255
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	3,904,458	3,720,948
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	5,666,842	5,567,077
		29,764,220

Diversified Telecommunication Services - 2.89%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	4,613,053	4,365,978
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	3,664,789	2,628,076
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	5,732,292	5,599,733
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	3,595,455	3,574,942
		16,168,729

Electric Utilities - 0.80%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	4,490,471	4,492,851

Electrical Equipment - 1.77%
Generac Power Systems, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 12/13/2026	4,000,000	4,003,320
Madison IAQ LLC, First Lien Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 06/21/2028	4,638,850	4,571,308
Vantage Elevator 11/21, First Lien Term Loan, 1M US SOFR + 3.75%, 11/10/2028	1,421,072	1,341,734
		9,916,362

Electronic Equipment, Instruments & Components - 1.10%
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 09/06/2025	3,862,942	3,771,197
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	1,219,501	1,196,123
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	1,276,596	1,163,981
		6,131,301

Entertainment - 1.97%
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.15%, 0.75% Floor, 11/26/2026	3,952,716	3,952,716
CE Intermediate I LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/10/2028	2,519,222	2,496,398

	Principal
	Amount	Value

Entertainment (continued)
Live Nation Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 10/19/2026	$4,564,322	$4,562,907
		11,012,021

Financial Services - 2.96%
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	1,414,251	1,153,851
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	4,622,877	4,554,875
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	2,706,186	2,500,272
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	4,236,266	4,066,815
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	4,289,829	4,298,774
		16,574,587

Food Products - 1.67%
CH Guenther 11/21 TL, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028	1,536,456	1,529,734
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	5,476,884	5,446,679
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,765,212	1,766,041
Sovos Brands Intermediate, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 06/08/2028	586,633	587,366
		9,329,820

Gas Utilities - 0.19%
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 6M US L + 0.00%, 09/18/2030(b)	1,050,940	1,049,626

Ground Transportation - 1.81%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	4,305,270	4,287,210
Uber Technologies, Inc., TLB, First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	4,603,578	4,607,238
XPO, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,196,000	1,201,908
		10,096,356

Health Care Equipment & Supplies - 1.99%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	5,842,082	5,708,182
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	369,147	294,106
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.50%, 03/05/2026	1,389,188	1,306,184
YI LLC, First Lien Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 11/07/2024	3,822,549	3,803,436
		11,111,908

Health Care Providers & Services - 11.79%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	800,935	656,767
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	3,855,058	3,161,148
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	3,263,023	3,227,978
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	5,911,822	5,895,387
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027(c)	3,911,461	911,859
3M US SOFR + 7.88%, 03/31/2027(c)	606,179	722,868
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	5,483,056	3,851,847
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	3,110,071	2,184,825
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	5,046,384	5,000,260
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	4,058,840	4,056,729
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	2,926,455	2,894,747
Midwest Physcn Admin Srvcs LLC, TL, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	1,679,697	1,581,712
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	2,691,765	2,192,106
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	2,591,584	2,321,631
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	74,295	66,556
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	4,371,404	4,082,891

	Principal
	Amount	Value

Health Care Providers & Services (continued)
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	$4,435,743	$4,157,888
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028	448,720	438,344
3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	2,948,437	2,880,254
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.50%, 0.75% Floor, 02/14/2025	4,850,093	4,834,936
PetVet Care Centers LLC, Second Lien Initial Term Loan, 1M US L + 6.25%, 02/13/2026	3,290,000	3,266,147
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	3,999,358	3,029,974
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	3,175,635	3,175,635
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 10/01/2028	1,421,054	1,307,874
		65,900,363

Health Care Technology - 1.76%
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US SOFR + 4.75%, 06/30/2027	3,219,507	3,223,531
Milano Acquisition Corp. Tlb, First Lien Term Loan, 3M US SOFR + 4.00%, 10/01/2027	1,795,385	1,756,111
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/10/2028	2,319,780	2,294,402
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US SOFR + 4.00%, 08/27/2025	2,563,774	2,567,670
		9,841,714

Hotels, Restaurants & Leisure - 6.60%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 6M US SOFR + 2.50%, 0.50% Floor, 09/23/2030	2,600,329	2,593,569
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	1,500,000	1,499,437
Aramark Services, Inc., First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2030	118,901	118,975
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	4,524,800	4,444,327
BCPE Grill Parent, Inc.TLB, First Lien Term Loan, 6M US SOFR + 5.00%, 09/11/2033	1,275,300	1,250,859
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	4,113,330	4,119,767
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	6,090,526	6,070,214
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	2,684,119	2,661,613
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	2,164,444	2,170,937
IRB Holding Corp., First Lien Term Loan, 3M US SOFR + 3.00%, 0.75% Floor, 12/15/2027	3,100,000	3,092,390
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US SOFR + 8.00%, 0.75% Floor, 02/04/2028	3,949,483	3,832,973
Whatabrands LLC, First Lien Initial B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 08/03/2028	5,029,658	5,017,084
		36,872,145

Independent Power and Renewable Electricity Producers - 1.37%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 04/05/2026	5,443,152	5,446,282
Eastern Power LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 1.00% Floor, 10/02/2025	453,131	439,632
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	1,766,154	1,769,095
		7,655,009

Industrial Conglomerates - 3.90%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	2,437,270	2,399,956
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	4,388,861	4,371,612
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	220,666	216,839
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	4,081,765	4,010,987
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	4,324,962	4,321,524
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	4,473,227	4,261,219
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	2,200,000	2,197,800
		21,779,937

	Principal
	Amount	Value

Insurance - 3.95%
AmWINS Group, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	$6,044,637	$6,015,804
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	660,909	661,326
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	2,300,000	2,285,636
Broadstreet Partners, Inc., TLB3, First Lien Term Loan, 3M US SOFR + 4.00%, 01/27/2029	4,511,810	4,517,924
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	1,230,510	1,228,357
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	1,895,128	1,898,094
NFP Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 02/15/2027	4,556,135	4,506,906
USI, Inc., First Lien Term Loan:
6M US L + 0.00%, 09/14/2030	635,872	635,077
6M US SOFR + 3.75%, 09/14/2030	317,936	317,539
		22,066,663

Interactive Media & Services - 1.13%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	1,193,083	1,194,586
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	3,271,800	3,170,832
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	2,180,856	1,944,714
		6,310,132

IT Services - 4.33%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	4,400,856	4,349,300
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	4,963,456	4,657,385
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	5,016,703	4,887,122
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	2,534,683	2,501,947
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	4,461,059	4,303,539
Virtusa Corp., First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	2,244,202	2,234,148
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	1,280,286	1,281,886
		24,215,327

Leisure Products - 0.13%
Recess Holdings, Inc., First Lien Term Loan, 6M US L + 0.00%, 1.00% Floor, 03/17/2027	705,989	705,992

Life Sciences Tools & Services - 2.26%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	5,262,927	5,158,511
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	2,462,235	2,057,518
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	1,036,530	1,011,912
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	4,416,373	4,390,780
		12,618,721

Machinery - 1.74%
Asp Blade Holdings, Inc. TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 10/13/2028	749,091	663,649
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	7,055,102	7,070,130
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,982,548	1,969,414
		9,703,193

Media - 5.16%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US SOFR + 5.50%, 12/19/2025	3,555,130	3,561,352
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	3,414,433	3,414,655
Cogeco Communications USA II LP, First Lien Term Loan, 3M US SOFR + 2.00%, 01/03/2025	4,467,330	4,471,641
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	1,239,437	1,117,978
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	3,959,698	3,253,803

	Principal
	Amount	Value

Media (continued)
Univision Communications, Inc., First Lien Term Loan:
1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	$5,261,175	$5,257,229
3M US SOFR + 4.25%, 06/24/2029	632,898	633,056
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	7,294,177	7,159,234
		28,868,948

Metals & Mining - 0.18%
Arsenal Aic Parent LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 08/18/2030	1,011,135	1,010,503

Mortgage Real Estate Investment - 0.33%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	950,103	935,262
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026	950,254	938,376
		1,873,638

Oil, Gas & Consumable Fuels - 1.66%
Buckeye Partners LP, First Lien Term Loan, 1M US SOFR + 2.25%, 11/01/2026	3,464,377	3,465,970
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	4,622,201	4,586,102
Whitewater Whistler Holdings, LLC TLB 1L, First Lien Term Loan, 3M US SOFR + 3.25%, 02/15/2030	3,007	3,015
Whitewater Whistler Holdings, LLC, TL, First Lien Term Loan, 1M US SOFR + 8.49%, 02/15/2030	1,202,621	1,208,887
		9,263,974

Passenger Airlines - 2.66%
Air Canada, First Lien B Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 08/11/2028	3,969,925	3,978,202
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	911,898	898,220
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	1,763,272	1,752,851
Apple Bidco LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 09/22/2028	1,899,878	1,900,666
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	3,412,678	3,388,499
United AirLines, Inc., First Lien Class B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2028	2,927,001	2,936,147
		14,854,585

Pharmaceuticals - 1.47%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	5,129,261	5,037,704
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	3,261,635	3,178,740
		8,216,444

Professional Services - 7.40%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	3,136,745	3,138,314
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	5,708,001	5,451,169
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	5,670,776	5,260,807
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,514,603
Corporation Service Company, First Lien Term Loan, 1M US SOFR + 3.25%, 11/02/2029	1,697,095	1,699,005
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	960,000	911,400
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 02/06/2026	3,048,256	3,047,296
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	3,049,621	3,019,125
Equiniti Group PLC, First Lien Term Loan, 6M US SOFR + 4.50%, 12/11/2028	1,003,871	1,009,312
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	3,560,528	3,552,624
Omnia Partners, LLC, TL, First Lien Term Loan, 4M US SOFR + 4.25%, 07/25/2030	4,301,710	4,312,012
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026	443,787	413,831
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	5,682,612	5,684,970
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US SOFR + 2.25%, 12/01/2028	1,120,020	1,120,865
VT Topco, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/09/2030(e)	1,226,642	1,228,819
		41,364,152

	Principal
	Amount	Value

Real Estate Management & Development - 0.89%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	$3,129,326	$3,086,298
3M US SOFR + 4.00%, 01/31/2030	1,931,507	1,919,435
		5,005,733

Semiconductors & Semiconductor Equipment - 0.89%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	4,963,312	4,956,338

Software - 14.04%
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	1,807,024	1,788,015
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	5,079,721	5,086,960
Cloud Software Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	4,270,132	4,113,332
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	4,769,651	4,686,182
Connectwise, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 09/29/2028	1,473,045	1,452,790
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	5,468,564	5,207,960
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	2,350,620	2,294,158
Epicor Software Corp. TL 1L, First Lien Term Loan, 6M US SOFR + 4.25%, 07/30/2027	384,545	385,507
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	4,215,480	3,976,588
GTCR W Merger Sub LLC, TL, First Lien Term Loan, 6M US SOFR + 3.75%, 09/20/2030	2,543,100	2,544,028
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	6,146,556	5,905,826
Idera, Inc., First Lien B-1 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/02/2028	2,871,689	2,853,741
Imperva, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 01/12/2026	7,590,229	7,613,949
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	791,109	683,815
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	1,571,642	1,138,136
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028	1,872,112	1,879,142
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	5,128,289	3,841,935
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	3,156,883	3,047,040
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	852,999	831,278
Proofpoint, Inc., TL, First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	1,786,364	1,773,832
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030(b)	1,272,065	1,272,065
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	5,232,664	4,379,635
Rocket Software, Inc., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 11/28/2028	1,632,271	1,610,342
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	3,507,559	3,422,623
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	633,123	633,768
1M US L + 2.25%, 0.50% Floor, 03/22/2029	954,373	955,347
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	5,228,727	5,081,120
		78,459,114

Specialty Retail - 1.04%
EG America LLC, First Lien Term Loan:
1M US SOFR + 4.00%, 02/07/2025(b)	169,817	169,711
1M US SOFR + 4.00%, 0.50% Floor, 02/28/2028(b)	394,792	378,013
1M US SOFR + 4.00%, 02/07/2025	797,019	798,764
1M US SOFR + 4.00%, 0.50% Floor, 02/07/2025	1,684,302	1,616,930
1M US SOFR + 4.25%, 0.50% Floor, 03/31/2026(b)	210,402	210,402
1M US SOFR + 4.25%, 0.50% Floor, 03/31/2026	413,171	395,872
1M US SOFR + 5.50%, 0.50% Floor, 02/29/2028(b)	1,960,611	1,901,793
EG Group, Ltd., First Lien Additional Facility Term Loan, 1M US SOFR + 0.00%, 02/07/2025	345,534	342,222
		5,813,707

Technology Hardware, Storage & Peripherals - 0.71%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	4,420,350	3,945,162

Textiles, Apparel & Luxury Goods - 0.50%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	2,895,326	2,782,524

	Principal
	Amount	Value

Trading Companies & Distributors - 1.26%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 01/31/2028	$2,161,700	$2,143,174
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 12/28/2027	2,921,857	2,830,227
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 08/01/2030	2,102,057	2,099,430
		7,072,831

Wireless Telecommunication Services - 0.85%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	4,820,044	4,764,830

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $768,187,213)		751,734,986

CORPORATE BONDS - 24.01%
Aerospace & Defense - 0.68%
Rolls-Royce PLC, 5.750%, 10/15/2027(f)	1,211,000	1,169,715
TransDigm, Inc.:
4.625%, 01/15/2029	1,650,000	1,442,917
4.880%, 05/01/2029	1,350,000	1,187,827
		3,800,459

Automobile Components - 0.17%
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	1,130,000	944,799

Automobiles - 0.08%
Ford Motor Credit Co. LLC, 6.800%, 05/12/2028	445,000	444,852

Banks - 0.24%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(f)	1,418,000	1,354,394

Broadline Retail - 0.35%
Rakuten Group, Inc., 10.250%, 11/30/2024(f)	1,935,000	1,947,439

Building Products - 0.17%
Griffon Corp., 5.750%, 03/01/2028	1,050,000	954,308

Chemicals - 0.13%
Chemours Co., 5.750%, 11/15/2028(f)	680,000	590,842
Valvoline, Inc., 3.630%, 06/15/2031(f)	190,000	147,397
		738,239

Commercial Services & Supplies - 0.31%
Cimpress PLC, 7.000%, 06/15/2026	890,000	834,028
Deluxe Corp., 8.000%, 06/01/2029(f)	270,000	223,080
Steelcase, Inc., 5.125%, 01/18/2029	730,000	648,350
		1,705,458

Construction & Engineering - 0.25%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(f)	639,000	608,568
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(f)	509,000	418,132
Tutor Perini Corp., 6.875%, 05/01/2025(f)	430,000	393,784
		1,420,484

Consumer Finance - 1.65%
Enova International, Inc., 8.500%, 09/15/2025(f)	410,000	401,212
FirstCash, Inc.:
4.630%, 09/01/2028(f)	1,535,000	1,361,703
5.625%, 01/01/2030(f)	190,000	171,180
Goeasy, Ltd., 4.375%, 05/01/2026(f)	870,000	796,889

	Principal
	Amount	Value

Consumer Finance (continued)
Navient Corp.:
5.000%, 03/15/2027	$660,000	$593,944
4.880%, 03/15/2028	1,150,000	976,057
5.500%, 03/15/2029	150,000	126,188
9.375%, 07/25/2030	529,000	522,268
5.625%, 08/01/2033	643,000	467,442
OneMain Finance Corp.:
3.500%, 01/15/2027	1,007,000	863,256
6.625%, 01/15/2028	1,140,000	1,053,172
3.880%, 09/15/2028	550,000	442,066
5.375%, 11/15/2029	400,000	335,480
SLM Corp., 3.125%, 11/02/2026	250,000	217,100
Synchrony Financial, 7.250%, 02/02/2033	555,000	490,336
World Acceptance Corp., 7.000%, 11/01/2026(f)	465,000	396,584
		9,214,877

Containers & Packaging - 0.06%
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(f)	360,000	332,971

Diversified Consumer Services - 0.21%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	670,000	614,427
WW International, Inc., 4.500%, 04/15/2029(f)	820,000	577,288
		1,191,715

Diversified REITs - 0.36%
Service Properties Trust:
4.750%, 10/01/2026	900,000	772,998
4.950%, 02/15/2027	705,000	596,214
3.950%, 01/15/2028	789,000	615,612
		1,984,824

Diversified Telecommunication Services - 0.55%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(f)	1,500,000	1,433,940
Consolidated Communications, Inc., 6.500%, 10/01/2028(f)	740,000	579,975
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	1,245,000	1,066,355
		3,080,270

Electric Utilities - 0.09%
PG&E Corp., 5.000%, 07/01/2028	530,000	480,641

Energy Equipment & Services - 1.48%
Archrock Lp/fin Aplp 6 7/8 04/01/27, 6.875%, 04/01/2027(f)	198,000	191,728
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(f)	1,940,000	1,808,370
Diamond Foreign Asset Co. / Diamond Finance LLC, 8.500%, 10/01/2030(f)	200,000	200,223
Enerflex, Ltd., 9.000%, 10/15/2027(f)	790,000	780,950
Nabors Industries, Ltd., 7.500%, 01/15/2028(f)	800,000	740,530
Oceaneering International, Inc., 6.000%, 02/01/2028	1,200,000	1,131,708
Precision Drilling Corp., 6.875%, 01/15/2029(f)	600,000	568,900
Transocean, Inc.:
8.000%, 02/01/2027(f)	890,000	857,600
7.500%, 04/15/2031	1,100,000	954,063
6.800%, 03/15/2038	200,000	152,428
Valaris, Ltd., 8.375%, 04/30/2030(f)	880,000	881,430
		8,267,930

Financial Services - 1.17%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(f)	570,000	524,104
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(f)	328,000	287,096
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(f)	1,848,000	1,748,240
5.500%, 08/15/2028(f)	900,000	794,863
5.750%, 11/15/2031(f)	170,000	140,862

	Principal
	Amount	Value

Financial Services (continued)
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(f)	$1,570,000	$1,494,224
5.750%, 09/15/2031(f)	1,240,000	1,015,788
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	610,000	543,736
		6,548,913

Food Products - 0.11%
Post Holdings, Inc.:
4.625%, 04/15/2030(f)	500,000	428,775
4.500%, 09/15/2031(f)	200,000	166,711
		595,486

Gas Utilities - 0.22%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(f)	660,000	551,743
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(f)	750,000	652,598
		1,204,341

Health Care Providers & Services - 0.55%
CHS/Community Health Systems, Inc., 6.875%, 04/15/2029(f)	635,000	338,137
DaVita, Inc.:
4.625%, 06/01/2030(f)	2,010,000	1,652,946
3.750%, 02/15/2031(f)	240,000	182,653
Encompass Health Corp.:
4.500%, 02/01/2028	680,000	620,352
4.625%, 04/01/2031	350,000	297,125
		3,091,213

Health Care Technology - 0.16%
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(f)	1,150,000	864,760

Hotels, Restaurants & Leisure - 1.51%
1011778 BC ULC / New Red Finance, Inc.:
4.380%, 01/15/2028(f)	600,000	541,382
4.000%, 10/15/2030(f)	175,000	145,625
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(f)	140,000	123,008
Carnival Corp.:
5.750%, 03/01/2027(f)	400,000	362,436
6.000%, 05/01/2029(f)	1,567,000	1,338,457
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(f)	500,000	420,132
Churchill Downs, Inc., 4.750%, 01/15/2028(f)	300,000	270,897
Hilton Domestic Operating Co., Inc., 1M US L + 3.75%, 05/01/2029(f)	740,000	640,713
NCL Corp., Ltd.:
5.875%, 03/15/2026(f)	1,195,000	1,104,662
7.750%, 02/15/2029(f)	620,000	576,130
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	610,000	559,911
5.500%, 08/31/2026(f)	390,000	368,458
5.375%, 07/15/2027(f)	100,000	92,644
7.500%, 10/15/2027	250,000	249,820
3.700%, 03/15/2028	1,700,000	1,440,109
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.130%, 10/01/2029(f)	270,000	236,356
		8,470,740

Household Durables - 1.39%
Beazer Homes USA, Inc.:
5.875%, 10/15/2027	90,000	82,475
7.250%, 10/15/2029	1,040,000	976,847
Century Communities, Inc., 3.880%, 08/15/2029(f)	250,000	207,111
Dream Finders Homes, Inc., 8.250%, 08/15/2028(f)	510,000	513,958
Installed Building Products, Inc., 5.750%, 02/01/2028(f)	200,000	184,347
LGI Homes, Inc., 4.000%, 07/15/2029(f)	320,000	255,624
M/I Homes, Inc., 3.950%, 02/15/2030	907,000	740,735
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(f)	1,980,000	1,846,657

	Principal
	Amount	Value

Household Durables (continued)
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	$2,290,000	$1,913,617
3.880%, 10/15/2031(f)	230,000	177,717
TopBuild Corp., 3.630%, 03/15/2029(f)	160,000	136,413
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	800,000	735,010
		7,770,511

Household Products - 0.21%
Central Garden & Pet Co., 4.125%, 04/30/2031(f)	250,000	204,107
Energizer Holdings, Inc.:
6.500%, 12/31/2027(f)	150,000	141,357
4.750%, 06/15/2028(f)	950,000	821,705
		1,167,169

Independent Power and Renewable Electricity Producers - 0.43%
Vistra Operations Co. LLC:
5.625%, 02/15/2027(f)	280,000	265,791
5.000%, 07/31/2027(f)	1,000,000	920,438
4.375%, 05/01/2029(f)	800,000	688,446
7.750%, 10/15/2031(f)	562,000	554,137
		2,428,812

Interactive Media & Services - 0.29%
Cinemark USA, Inc., 5.250%, 07/15/2028(f)	1,850,000	1,644,335

IT Services - 0.21%
Gartner, Inc., 4.500%, 07/01/2028(f)	350,000	319,725
Sabre GLBL, Inc., 11.250%, 12/15/2027(f)	500,000	459,113
Science Applications International Corp., 4.880%, 04/01/2028(f)	452,000	410,764
		1,189,602

Leisure Products - 0.12%
Vista Outdoor, Inc., 4.500%, 03/15/2029(f)	800,000	670,200

Machinery - 0.57%
Allison Transmission, Inc.:
4.750%, 10/01/2027(f)	1,970,000	1,820,083
3.750%, 01/30/2031(f)	1,050,000	849,876
Manitowoc Co., Inc., 9.000%, 04/01/2026(f)	358,000	357,513
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	170,000	147,731
		3,175,203

Marine Transportation - 0.08%
Danaos Corp., 8.500%, 03/01/2028(f)	450,000	457,009

Media - 1.56%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(f)	1,290,000	1,112,289
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(f)	710,000	662,260
5.375%, 06/01/2029(f)	650,000	583,855
4.750%, 03/01/2030(f)	550,000	462,383
4.500%, 08/15/2030(f)	120,000	98,654
7.375%, 03/01/2031(f)	550,000	531,550
4.500%, 05/01/2032	447,000	351,285
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(f)	1,210,000	967,905
7.500%, 06/01/2029(f)	340,000	260,493
CSC Holdings LLC:
7.500%, 04/01/2028(f)	1,205,000	784,425
11.250%, 05/15/2028(f)	300,000	299,254
DISH DBS Corp.:
5.875%, 11/15/2024	600,000	559,430
7.750%, 07/01/2026	250,000	187,891

	Principal
	Amount	Value

Media (continued)
Gray Television, Inc., 7.000%, 05/15/2027(f)	$487,000	$419,570
iHeartCommunications, Inc., 6.375%, 05/01/2026	460,000	397,104
Townsquare Media, Inc., 6.875%, 02/01/2026(f)	656,000	620,314
Urban One, Inc., 7.375%, 02/01/2028(f)	470,000	403,817
		8,702,479

Metals & Mining - 0.83%
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	810,000	700,146
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(f)	512,000	468,799
4.375%, 04/01/2031(f)	230,000	189,540
6.125%, 04/15/2032(f)	617,000	561,961
IAMGOLD Corp., 5.750%, 10/15/2028(f)	718,000	562,862
Mineral Resources, Ltd., 8.000%, 11/01/2027(f)	410,000	402,782
New Gold, Inc., 7.500%, 07/15/2027(f)	450,000	420,720
SunCoke Energy, Inc., 4.880%, 06/30/2029(f)	795,000	676,513
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	680,000	636,180
		4,619,503

Mortgage Real Estate Investment - 0.74%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	800,000	604,214
Rithm Capital Corp., 6.250%, 10/15/2025(f)	890,000	845,482
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(f)	2,020,000	1,793,295
4.380%, 01/15/2027(f)	1,020,000	890,885
		4,133,876

Oil, Gas & Consumable Fuels - 3.57%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 03/01/2027(f)	1,600,000	1,528,558
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(f)	400,000	383,562
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
8.125%, 01/15/2027(f)	230,000	220,624
9.750%, 07/15/2028(f)	452,000	446,758
Civitas Resources, Inc.:
8.375%, 07/01/2028(f)	1,030,000	1,049,312
8.750%, 07/01/2031(f)	200,000	204,544
CNX Resources Corp., 6.000%, 01/15/2029(f)	1,298,000	1,214,102
CVR Energy, Inc., 5.750%, 02/15/2028(f)	1,145,000	1,037,391
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	363,000	332,052
Energean PLC, 6.500%, 04/30/2027(f)	300,000	273,501
EnQuest PLC, 11.625%, 11/01/2027(f)	500,000	471,889
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	720,000	670,716
Hess Midstream Operations LP:
5.130%, 06/15/2028(f)	2,539,000	2,338,153
4.250%, 02/15/2030(f)	430,000	363,095
Martin Midstream Partners LP / Martin Midstream Finance Corp., 11.500%, 02/15/2028(f)	200,000	203,455
Northern Oil and Gas, Inc.:
8.125%, 03/01/2028(f)	1,550,000	1,549,675
8.750%, 06/15/2031(f)	296,000	298,590
NuStar Logistics LP:
5.625%, 04/28/2027	750,000	715,305
6.375%, 10/01/2030	530,000	502,615
Parkland Corp.:
5.875%, 07/15/2027(f)	900,000	857,390
4.500%, 10/01/2029(f)	1,730,000	1,483,536
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(f)	674,000	671,958
Shelf Drilling Holdings, Ltd., 9.625%, 04/15/2029(f)	336,000	332,938
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	2,280,000	2,003,645
Vital Energy, Inc.:
7.750%, 07/31/2029(f)	400,000	372,520
9.750%, 10/15/2030	438,000	448,161
		19,974,045

	Principal
	Amount	Value

Passenger Airlines - 0.12%
Air Canada, 3.875%, 08/15/2026(f)	$750,000	$681,396

Personal Care Products - 0.17%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(f)	970,000	925,526

Professional Services - 0.20%
KBR, Inc., 4.750%, 09/30/2028(f)	430,000	378,908
TriNet Group, Inc., 3.500%, 03/01/2029(f)	850,000	716,739
		1,095,647

Real Estate Management & Development - 0.76%
Forestar Group, Inc., 3.850%, 05/15/2026(f)	1,120,000	1,018,441
Howard Hughes Corp.:
4.125%, 02/01/2029(f)	1,300,000	1,041,326
4.380%, 02/01/2031(f)	739,000	567,920
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	750,000	576,566
4.750%, 02/01/2030	200,000	149,494
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(f)	1,250,000	905,488
		4,259,235

Software - 0.44%
Fair Isaac Corp., 4.000%, 06/15/2028(f)	1,120,000	1,002,538
MicroStrategy, Inc., 6.125%, 06/15/2028(f)	810,000	720,657
NCR Corp.:
5.000%, 10/01/2028(f)	240,000	215,046
5.125%, 04/15/2029(f)	577,000	508,968
		2,447,209

Specialized REITs - 0.41%
Iron Mountain, Inc.:
5.250%, 07/15/2030(f)	1,000,000	874,885
4.500%, 02/15/2031(f)	10,000	8,236
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(f)	450,000	286,371
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(f)	1,740,000	1,141,755
		2,311,247

Specialty Retail - 0.80%
Asbury Automotive Group, Inc.:
4.625%, 11/15/2029(f)	250,000	215,051
4.750%, 03/01/2030	450,000	385,431
5.000%, 02/15/2032(f)	795,000	659,622
Gap, Inc., 3.625%, 10/01/2029(f)	300,000	222,370
Group 1 Automotive, Inc., 4.000%, 08/15/2028(f)	340,000	295,518
Iron Mountain, Inc.:
7.000%, 02/15/2029(f)	455,000	445,419
4.875%, 09/15/2029(f)	950,000	833,734
5.625%, 07/15/2032(f)	500,000	432,206
Murphy Oil USA, Inc., 4.750%, 09/15/2029	400,000	361,120
Upbound Group, Inc., 6.375%, 02/15/2029(f)	725,000	644,246
		4,494,717

Technology Hardware, Storage & Peripherals - 0.54%
Pitney Bowes, Inc.:
6.875%, 03/15/2027(f)	290,000	228,798
7.250%, 03/15/2029(f)	190,000	139,631
Seagate HDD Cayman, 8.250%, 12/15/2029(f)	905,000	930,289
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	2,065,000	1,739,194
		3,037,912

	Principal
	Amount	Value

Trading Companies & Distributors - 0.07%
BlueLinx Holdings, Inc., 6.000%, 11/15/2029(f)	$450,000	$396,957

TOTAL CORPORATE BONDS
(Cost $137,065,654)		134,221,703

	Shares	Value
COMMON STOCK - 0.37%
Energy Equipment & Services - 0.04%
Brock Holdings III Inc.(b)	164,832	–
Utex Industries Holdings, LLC(g)	3,182	206,034
		206,034

Health Care Equipment & Supplies - 0.13%
Carestream Health Holdings Inc(g)	242,545	764,017

Oil, Gas & Consumable Fuels - 0.20%
Total Safety Holdings, LLC(b)(g)	2,951	1,106,625

TOTAL COMMON STOCK
(Cost $11,062,615)		2,076,676

WARRANTS - 0.00%(h)
Energy Equipment & Services - 0.00%(h)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76	7,955	3,182

TOTAL WARRANTS
(Cost $0)		3,182

SHORT TERM INVESTMENTS - 4.18%
Fidelity Treasury Portfolio
(5.22% 7-Day Yield)	23,363,813	23,363,813

TOTAL SHORT TERM INVESTMENTS
(Cost $23,363,813)		23,363,813

Total Investments- 163.04%
(Cost $939,679,295)		911,400,360

Liabilities in Excess of Other Assets - (4.34)%		(24,261,591)

Mandatory Redeemable Preferred Shares - (8.14)%
(liquidation preference plus distributions payable on term preferred shares)		(45,544,500)

Leverage Facility - (50.56)%		(282,600,000)

Net Assets - 100.00%		$558,994,269

Amounts above are shown as a percentage of net assets as of September 30, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2023 was 5.43%

3M US L - 3 Month LIBOR as of September 30, 2023 was 5.66%

6M US L - 6 Month LIBOR as of September 30, 2023 was 5.90%

1M US SOFR - 1 Month SOFR as of September 30, 2023 was 5.31%

3M US SOFR - 3 Month SOFR as of September 30, 2023 was 5.39%

6M US SOFR - 6 Month SOFR as of September 30, 2023 was 5.47%

PRIME - US Prime Rate as of September 30, 2023 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	A portion of this position was not funded as of September 30, 2023. The Portfolio of Investments records only the funded portion of each position. As of September 30, 2023, the Fund has unfunded delayed draw loans in the amount of $407,925. Fair value of these unfunded delayed draws was $408,900.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $104,253,126, which represented approximately 18.65% of net assets as of September 30, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.
(h)	Amount represents less than 0.005% of net assets.

NOTE 1. ORGANIZATION

Blackstone Strategic Credit 2027 Term Fund (formerly known as Blackstone Strategic Credit Fund) (“BGB”, the “Fund”, “we”, “us” or “our”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the Investment Company Act of 1940, as amended (the “1940 Act”) on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BGB as of September 25, 2015 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGB’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

On December 3, 2020, the SEC adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGB’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGB’s investments under the fair value hierarchy levels as of September 30, 2023:

Blackstone Strategic Credit 2027 Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$30,869,900	$3,030,537	$33,900,437
Commercial Services & Supplies	–	30,861,443	1,983,600	32,845,043
Distributors	–	2,917,846	1,240,192	4,158,038
Diversified Consumer Services	–	28,450,135	1,314,085	29,764,220
Gas Utilities	–	–	1,049,626	1,049,626
Software	–	77,187,049	1,272,065	78,459,114
Specialty Retail	–	3,153,788	2,659,919	5,813,707
Other	–	565,744,801	–	565,744,801
Corporate Bonds	–	134,221,703	–	134,221,703
Common Stock
Energy Equipment & Services	–	206,034	–	206,034
Oil, Gas & Consumable Fuels	–	–	1,106,625	1,106,625
Other	–	764,017	–	764,017
Warrants	–	3,182	–	3,182
Short Term Investments	23,363,813	–	–	23,363,813
Total	$23,363,813	$874,379,898	$13,656,649	$911,400,360

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(3,731)	–	(3,731)
Total	–	(3,731)	–	(3,731)

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2023, the Fund's outstanding borrowings of $282,600,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which BGB has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Strategic Credit 2027 Term Fund	Floating Rate Loan Interests	Common Stock	Total
Balance as of December 31, 2022	$22,825,834	$6,364,208	$29,190,042
Accrued discount/ premium	33,351	–	33,351
Return of Capital	–	(1,034,535)	(1,034,535)
Realized Gain/(Loss)	140,053	(1,543,787)	(1,403,734)
Change in Unrealized Appreciation/(Depreciation)	793,332	1,753,357	2,546,689
Purchases (1)	14,381,417	–	14,381,417
Sales Proceeds (2)	(10,762,895)	(4,226,583)	(14,989,478)
Transfer into Level 3	21,530	–	21,530
Transfer out of Level 3	(14,882,598)	(206,035)	(15,088,633)
Balance as of September 30, 2023	$12,550,024	$1,106,625	$13,656,649
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2023	$(256,047)	$(1)	$(256,058)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of September 30, 2023:

Blackstone Strategic Credit 2027 Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$12,550,024	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	1,106,625	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

Under normal market conditions, at least 80% of BGB's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). At September 30, 2023, 99.93% of BGB’s Managed Assets were held in corporate fixed income instruments, including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirements or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in “Principal Risks—LIBOR Risk”), plus a premium or credit spread

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate. There could be significant operational challenges for the continued transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. The Fund and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Fund may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates may result in a sudden or prolonged increase or decrease in the value of LIBOR-based loans and securities, including those of other issuers that the Fund currently holds or may in the future hold. The transition away from LIBOR to a successor rate may involve, among other things, (i) increased volatility or illiquidity in markets for instruments that rely on LIBOR, (ii) a reduction in the value of certain LIBOR-based instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging, any of which could potentially adversely affect the Fund’s performance. Due to the uncertainty of the replacement for LIBOR, the potential effects on the Fund cannot yet be determined.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Market conditions in the past, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At September 30, 2023, BGB had invested $28,162,515 in second lien secured loans. Second lien secured loans are considered Senior Secured Loans for BGB.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGB may acquire Loans through assignments or participations. BGB typically acquires these Loans through assignment, and if BGB acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGB must acquire a Loan through a participation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of September 30, 2023, BGB had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Depreciation
VT Topco, Inc., First Lien Term Loan	$3,825	$3,832	$(45)
Omnia Partners, LLC, Delayed Draw Term Loan	404,100	405,068	(3,686)
	$407,925	$408,900	$(3,731)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGB’s valuation policies. For the period ended September 30, 2023, BGB recorded a net change in unrealized depreciation on unfunded loan commitments totaling $(291,780).

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) dated December 21, 2012, as may be amended, restated, supplemented, or modified from time to time, to borrow up to a limit of $415 million, with $145 million for tranche A loans (“BGB Tranche A Loans”) and $270 million for tranche B loans (“BGB Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on BGB’s Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGB Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGB Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGB Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BGB Tranche A Loans and BGB Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At September 30, 2023, BGB had borrowings outstanding under its Leverage Facility of $282,600,000, at an interest rate of 6.54%. Due to the short term nature of the Agreement, face value approximates fair value at September 30, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended September 30, 2023, the average borrowings under BGB's Leverage Facility and the weighted average interest rate were $260,494,139 and 6.11%, respectively. During the period ended September 30, 2023, the Fund incurred $290,863 for commitment fees on undrawn amounts.

On July 27, 2016, BGB issued 45,000 7-year mandatory redeemable preferred shares (the “Series A MRPS”) with a total liquidation value of $45,000,000. As of February 11, 2021, the Series A MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the Series A MRPS to “A”. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profile. The dividend rate on the Fund’s Series A MRPS would have increased if the credit rating for the Fund were downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used the proceeds of the offering to make additional investments for BGB’s portfolio. The final redemption date of the Series A MRPS was July 27, 2023, and on that date, BGB redeemed all of its outstanding Series A MRPS at liquidation value in the amount of $45,000,000. Prior to redemption, BGB made quarterly dividend payments on the Series A MRPS at an annual dividend rate of 3.61%. On July 25,2023 BGB issued 45,000 4-year mandatory redeemable preferred shares (the “Series B MRPS” and together with the Series A MRPS, the “MRPS”) with a liquidation value of $45,000,000. The Series B MRPS are redeemable on July 25,2027 and pay quarterly distributions at an annual dividend rate of 6.60%. BGB used substantially all of the proceeds of the offering to fund the redemption payment for the series A MRPS. Due to the terms of the Series B MRPS, face value approximates fair value at September 30, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings and BGB has agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of September 30, 2023, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when BGB is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BGB did not use leverage because the fees paid are calculated on the basis of BGB’s Managed Assets, which include the assets purchased through leverage. As of September 30, 2023, BGB’s leverage represented 36.95% of the Fund’s Managed Assets. The leverage amounts in BGB include 5.08% of Managed Assets attributable to the MRPS.